UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)     September 25, 2007

USAA Acceptance, LLC
(Depositor)

USAA Auto Owner Trust 2007-2
(Issuing Entity)

Delaware
(State or Other Jurisdiction of Incorporation)

333-131356	71-0898378
333-131356-05	26-6040820
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification
Nos.)

9830 Collannade Blvd., Suite 600
San Antonio, Texas	78230
(Address of Principal Executive Offices)	(Zip Code)

(210) 498-0922
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

     The Registrant and Co-Registrant are filing the exhibits listed in Item 9.01(d) below in connection with the issuance of the Class A-1 Auto Loan Asset Backed Notes, Class A-2 Auto Loan Asset Backed Notes, Class A-3 Auto Loan Asset Backed Notes, Class A-4 Auto Loan Asset Backed Notes and Class B Auto Loan Asset Backed notes (the “Notes”) and the offering of the Class A-2 Auto Loan Asset Backed Notes, Class A-3 Auto Loan Asset Backed Notes and Class A-4 Auto Loan Asset Backed Notes (the “Offered Notes”) by USAA Auto Owner Trust 2007-2 described in the Preliminary Prospectus Supplement dated September 24, 2007.

Item 9.01.   Financial Statements and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits.

Exhibit
No.	Document Description
5.1	Opinion of Mayer Brown LLP with respect to legality matters
8.1	Opinion of Mayer Brown LLP with respect to tax matters

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2007	USAA Auto Owner Trust 2007-2

	By:	USAA Federal Savings Bank, as
Servicer

	By:	/s/ Michael Broker
	Name:	Michael Broker
	Title:	Vice President